UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GCT Semiconductor Holding, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION DATED JULY 25, 2025

GCT Semiconductor Holding, Inc

2290 North 1st Street, Suite 201

San Jose, California 95131

Notice of Annual Meeting of Stockholders

To Be Held on September 18, 2025

You are cordially invited to attend an annual meeting of stockholders (the “Annual Meeting”) of GCT Semiconductor Holding, Inc. (“GCT,” “we,” “us,” or “our”) to be held on September 18, 2025, at 4:00 p.m. Pacific Time. The Annual Meeting will be held via live audiocast at https://www.cstproxy.com/gctsemi/2025 for the following purposes:

1.
To elect two Class I directors to our Board of Directors to serve until our 2028 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal;
2.
To ratify the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3.
To approve, for purposes of complying with the rules of the New York Stock Exchange (“NYSE”), the issuance of shares of our common stock in excess of 19.99% of our outstanding common stock pursuant to our equity line of credit facility; and
4.
To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

You can find more information about each of these items, including the nominees for directors, in the proxy statement accompanying this notice. The record date for the Annual Meeting is July 25, 2025. Only stockholders of record at the close of business on that date may vote at the meeting or any postponement or adjournment of the meeting. These materials are first being delivered to stockholders on or about August [ ], 2025.

The Board of Directors recommends that you vote in favor of each of the nominees for director (Proposal 1) and in favor of Proposals 2 and 3, each as described in the accompanying proxy statement.

Under the rules of the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the internet. On or about [ ], 2025, we will release a Notice of Internet Availability of Proxy Materials to our stockholders informing them that our proxy statement, our annual report for the fiscal year ended December 31, 2024 and voting instructions for the Annual Meeting are available online on our website at https://investors.gctsemi.com and at https://www.cstproxy.com/gctsemi/2025.

The Annual Meeting will be held via live audiocast at https://www.cstproxy.com/gctsemi/2025. There will not be a physical location for our Annual Meeting, and you will not be able to attend the meeting in person.

You are cordially invited to attend the Annual Meeting via live audiocast. Whether or not you expect to virtually attend the Annual Meeting, please vote on the matters to be considered as promptly as possible to ensure your representation at the Annual Meeting. You may vote via the internet, by telephone, or by returning the enclosed proxy card. Even if you have voted by proxy, you may still vote held via live audiocast if you virtually attend the Annual Meeting by going to https://www.cstproxy.com/gctsemi/2025 and logging in using the 12-digit control number found on your proxy card or voting instruction form. Once you are admitted as a stockholder to the Annual Meeting, you may vote and ask questions by following the instructions available on the meeting website. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

You are encouraged to log in to this website before the Annual Meeting begins. Online check-in will be available approximately 15 minutes before the meeting starts. If you encounter any difficulties accessing or participating in the meeting through the meeting website, please call the support team at the number listed on the website log-in screen.

By order of the Board of Directors

/s/ John Schlaefer

President and Chief Executive Officer

San Jose, California

[ ], 2025

* Your vote is important, so please act today! *

Important Notice regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders of GCT Semiconductor Holding, Inc.

to be held on September 18, 2025

On or about [ ], 2025, the Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report for the fiscal year ending December 31, 2024 may be accessed over the internet free of charge at https://www.cstproxy.com/gctsemi/2025.

Whether or not you plan to attend the annual meeting, we encourage you to vote and submit your proxy via the internet, telephone, or mail. For additional instructions on voting by the internet or telephone, please refer to your proxy card. To vote and submit your proxy by mail, please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. If you attend the Annual Meeting, you may revoke your proxy and vote virtually. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from your account manager to vote your shares.

Forward-Looking Statements

The Company cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this Proxy Statement involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company’s control. Words such as “approximate,” “outlook,” “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “goal,” “should,” and similar expressions may identify forward-looking statements. The following factors, in addition to those disclosed in “ITEM 1A. RISK FACTORS” of our Annual Report on Form 10-K and in our other filings made with the SEC could cause actual results to differ materially from those expressed or implied in any of the forward-looking statements included in this Proxy Statement: the ability of the Company to develop its 5G products and generate revenue; the ability to enter into and meet the obligations under partnership and collaboration agreements; the ability of the Company to grow and manage growth profitability and retain its key employees; the Company's inability to anticipate the future market demands and future needs of its customers; the impact of component shortages, suppliers' lack of production capacity, natural disasters or pandemics on the Company's sourcing operations and supply chain; the Company's future capital requirements and sources and uses of cash; and the ability to implement business plans, forecasts, and other expectations, including the growth of the 5G market. There can be no assurance that the forward-looking statements included in this Proxy Statement will prove to be accurate, and new risks may emerge from time to time. Except as may be required by applicable law, the Company assumes no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Incorporation by Reference

The Report of the Audit Committee included herein shall be deemed soliciting material or filed with the SEC and neither of them shall be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate such information by reference.

Table of Contents

Questions and Answers	1
Proposal 1 - Election of Directors	7
Director Compensation	11
Corporate Governance	13
Certain Relationships and Related Person Transactions	20
Executive Officers	25
Executive Compensation	26
Security Ownership of Certain Beneficial Owners and Management	30
Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm	32
Principal Accountant Fees and Services	32
Report of the Audit Committee	33
Proposal 3 - Approval, for the Purposes of Complying with the Rules of the New York Stock Exchange, the Issuance of Shares of Our Common Stock in Excess of 19.99% of Our Outstanding Common Stock Pursuant to Our Equity Line of Credit Facility	34
Where You Can Find More Information	36
Incorporation by Reference – Form 10-K	36
Other Matters	36

i

GCT Semiconductor Holding, Inc.

2290 North 1st Street, Suite 201 San Jose, California 95131

Proxy Statement for

2025 Annual Meeting of Stockholders

The Board of Directors (the “Board”) of GCT Semiconductor Holding, Inc., a Delaware corporation (“GCT,” “we,” “us,” or “our”), is soliciting your proxy to vote at the 2025 annual meeting of stockholders (the “Annual Meeting”) of GCT to be held via live audiocast at https://www.cstproxy.com/gctsemi/2025 on September 18, 2025, at 4:00 p.m. Pacific Time, including at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be held in a virtual-only format. You are invited to attend and vote your shares electronically at the Annual Meeting and submit questions by following the instructions available on the meeting website.

You are encouraged to log in to the website above before the Annual Meeting begins. Online check-in will be available approximately 15 minutes before the meeting starts. If you encounter any difficulties accessing or participating in the Annual Meeting through the meeting website, please call the support team at the number listed on the website log-in screen.

We are mailing copies of the proxy materials, which include this proxy statement, a proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2024, to stockholders beginning on or about [ ], 2025. You do not need to attend the Annual Meeting via live audiocast to vote your shares. Instead, you may vote your shares by proxy via the internet or by completing, signing, and returning the enclosed proxy card.

Questions and Answers

Why have I received these materials? The Board is soliciting proxies to vote at the Annual Meeting to be held on September 18, 2025, at 4:00 p.m. Pacific Time. You are receiving this proxy statement and proxy card from us because you owned shares of our common stock on July 25, 2025, which we refer to as the record date. As a stockholder of record as of the record date, you are invited to attend the Annual Meeting via live audio webcast, and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares by proxy by the internet or telephone or by completing, signing, and returning the enclosed proxy card.

How do I attend the Annual Meeting? The Annual Meeting will be held on September 18, 2025, at 4:00 p.m. Pacific Time via live audiocast at https://www.cstproxy.com/gctsemi/2025. You may log in in using the 12-digit control number found on your proxy card or voting instruction form. Once you are admitted as a stockholder to the Annual Meeting, you may vote and ask questions by following the instructions available on the meeting website. You are encouraged to log in to this website before the Annual Meeting begins. Online check-in will be available approximately 15 minutes before the meeting starts. You may also attend the annual meeting via telephone access (listen-only) by calling 1-800-450-7155 (conference ID: 4140237#) (toll free) for within the U.S. and Canada, +1-857-999-9155 (conference ID: 4140237#) (standard rates apply) for outside of the U.S. and Canada. If you encounter any difficulties accessing or participating in the Annual Meeting through the meeting website, please call the support team at the numbers listed on the website log-in screen.

Who may vote? You are entitled to vote if our records show that you held one or more shares of our common stock at the close of business on July 25, 2025, the record date. On the record date, there were 55,821,690 shares of common stock outstanding and entitled to vote, and 82 holders of record. Each share entitles you to one vote at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner? If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a “stockholder of record” with respect to those shares.

You are a beneficial owner if, at the close of business on the record date, your shares were held by a broker, bank, trustee, or nominee and not in your name. Being a beneficial owner means that your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares by following the voting instructions your broker, bank, trustee, or nominee provides. If you do not provide your broker, bank, trustee, or nominee with instructions on how to vote your shares, your broker, bank, trustee, or nominee will not be able to vote your shares with respect to any of the proposals except for routine proposals as described below.

What am I voting on? There are three matters scheduled for a vote and for which we are soliciting your proxy:

1.
The election of two Class I directors, to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal.
2.
The ratification of our appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
3.
The approval, for purposes of complying with the rules of the New York Stock Exchange (“NYSE”), the issuance of shares of our common stock in excess of 19.99% of our outstanding common stock pursuant to our equity line of credit facility.

You may vote “FOR” all the nominees to the Board, or you may “WITHHOLD” your vote for any nominees you specify. You may vote “FOR” or “AGAINST” Proposals 2 and 3 or abstain from voting.

The Board recommends a vote “FOR” each nominee for director (Proposal 1) and “FOR” Proposals 2 and 3.

We do not know of any business to be presented at the Annual Meeting other than the three proposals discussed above. If other business comes before the meeting and is proper under Delaware law, the proxy holders will use their discretion in casting all of the votes that they are entitled to cast.

How do I vote if I am a stockholder of record? If you were a holder of record of our common stock on July 25, 2025, the record date for the Annual Meeting, you may use the following methods to vote your shares at the Annual Meeting:

•
By Mail. You may vote by completing, signing, dating, and returning your paper proxy in the accompanying postage prepaid envelope. Please allow sufficient time for us to receive your proxy card if you decide to vote by mail.
•
By Telephone. You can vote your shares by telephone by calling the phone number on the proxy card and following the voice instructions.
•
Via the Internet. You can vote your shares by the internet by following the instructions in the enclosed proxy card. The internet voting procedures are designed to authenticate your identity, allow you to vote your shares, and confirm that your voting instructions have been properly recorded. If you vote via the internet, you do not need to mail a proxy card.
•
Virtually at the Annual Meeting. If you virtually attend the meeting, you may vote by going to https://www.cstproxy.com/gctsemi/2025 and logging in using the 12-digit control number found on your proxy card or voting instruction form. Once you are admitted as a stockholder to the Annual Meeting, which will be held as a live audio webcast, you may vote and ask questions by following the instructions available on the meeting website. You are encouraged to log in to this website before the Annual Meeting begins. Online check-in will be available approximately 15 minutes before the meeting starts. If you encounter any difficulties accessing or participating in the Annual Meeting through the meeting website, please call the support team at the number listed on the website log-in screen.

How do I vote if I hold my shares in street name? If, on the record date of July 25, 2025, your shares were held in a stock brokerage account or by a bank or other stockholder of record, you may use the following methods to vote your shares at the Annual Meeting:

•
By Mail, Telephone, or the Internet. You should receive instructions from your bank, broker, or other nominee explaining how to vote your shares by mail, telephone, or the internet. If you wish to vote your shares by mail, telephone, or the internet, you should follow those instructions.
•
Virtually at the Annual Meeting. If you attend the meeting virtually, you will need to follow the instructions included on your broker-provided notice or proxy card.

If you do not provide instructions with your proxy, your bank, broker, or other nominee (collectively referred to as a “broker”) will determine if it has the discretionary authority to vote on the particular matter.

Under applicable rules, brokers have the discretion to vote on routine matters but do not have the discretion to vote on non-routine matters. For example, if you do not provide voting instructions to your broker, the broker could vote your shares for the ratification of the appointment of BPM LLP (Proposal 2) because it is deemed to be a routine matter, but the broker could not vote your shares for Proposal 1, the election of Class I directors, and Proposal 3, the issuance of shares in compliance with NYSE rules, because they are deemed to be non-routine matters.

If you do not provide voting instructions to your broker and the broker has delivered a proxy card indicating that it does not have discretionary authority to vote on a particular proposal, your shares will be considered as “broker non-votes” with regard to that proposal. Broker non-votes will be counted for the purpose of determining the existence of a quorum but generally will not be considered as entitled to vote with respect to that proposal. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on a proposal that requires the affirmative vote of a majority of the shares present and entitled to vote.

How are votes counted? Votes will be counted by the inspector of election appointed by the Board for the meeting, who will separately count “FOR” and “WITHHOLD” votes and any broker non-votes for the election of directors. Broker non-votes will not count for or against any nominees.

With respect to Proposals 2 and 3, the inspector of election will separately count “FOR,” “AGAINST,” or “ABSTAIN” votes. Abstentions and broker non-votes will not have an effect on Proposals 2 and 3.

How many votes are needed to approve each of the proposals? Provided that a quorum is present, approval of the proposals described in this proxy statement will require the following affirmative votes (among votes properly cast virtually or by proxy):

•
Proposal 1 - Election of our two Class I directors to our Board of Directors to serve until our 2028 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal. The two nominees receiving the most “FOR” votes will be elected.
•
Proposal 2 - Ratification of the appointment of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. This proposal will be approved if the holders of a majority of votes cast affirmatively vote “FOR” the proposal.
•
Proposal 3 - Approval of, for purposes of complying with the rules of the NYSE, the issuance of shares of our common stock in excess of 19.99% of our outstanding common stock pursuant to our equity line of credit facility. This proposal will be approved if the holders of a majority of votes cast affirmatively vote “FOR” the proposal.

What is the effect of abstentions? Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and will have no impact for purposes of determining the approval of Proposals 1 and 3, and will have the effect of a negative vote for Proposal 2.

A summary of the voting provisions for the matters to be voted on at the Annual Meeting, provided a valid quorum is present or represented at the Annual Meeting, is as follows:

Proposal	Vote	Board Recommendation	Routine or Non-Routine	Discretionary Voting by Broker Permitted?	Vote Required for Approval	Impact of Abstentions	Impact of Broker Non-Votes
1	Election of director nominees	FOR each nominee	Non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you if you do not provide instructions to your broker.	No	Plurality	No impact	No impact
2	Ratification of independent registered public accounting firm	FOR	Routine, thus if you hold your shares in street name, your broker may vote your shares for you absent any other instructions from you.	Yes	Majority of affirmative votes represented by proxy and entitled to vote	Negative Vote	Broker has the discretion to vote
3

Approval of, for purposes of complying with the rules of the NYSE, the issuance of shares of our common stock in excess of 19.99% of our outstanding common stock pursuant to our equity line of credit facility

		FOR	Non-routine, thus if you hold your shares in street name, your broker may not vote your shares for you if you do not provide instructions to your broker.	No	Majority of votes cast affirmatively	No impact	No impact

How will GCT’s representative proxy holders vote for me? John Schlaefer, our President and Chief Executive Officer, and Edmond Cheng, our Chief Financial Officer and Corporate Secretary, or anyone else that they choose as their substitutes, have been appointed by the Board as proxy holders to vote in your place as your proxies at the Annual Meeting. The proxy holders will vote your shares as you instruct them. If you sign, date, and return the enclosed proxy card and do not indicate how you want your shares voted, the proxy holders will vote as our Board recommends. If there is an interruption or adjournment of the Annual Meeting before the agenda is completed, the proxy holders may still vote your shares when the meeting resumes. If a broker holds your common stock, they will ask you for instructions and instruct the proxy holders to vote the shares held by them in accordance with your instructions.

Why is GCT submitting Proposal 3 (the “NYSE Approval Proposal”) to its stockholders? Our common stock is listed on the NYSE, and we are subject to the rules set forth in the NYSE Listed Company Manual (the “NYSE rules”). Section 312.03(c) of the NYSE rules requires stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, in any transaction or series of related transactions if the potential issuance equals or exceeds 20% of the outstanding common stock or voting power before such issuance, other than in a public offering for cash.

Our equity line of credit facility allows us to issue shares of our common stock to raise capital in an amount up to $50 million, and may result in the issuance of shares of our common stock in excess of 19.99% of our currently outstanding common stock. Therefore, in order for us to have the flexibility to raise the maximum amount under the ELOC, we are seeking stockholder approval for purposes of complying with Section 312.03(c) of the NYSE rules.

The NYSE Approval Proposal requires the affirmative vote of a majority of the votes cast on the proposal.

What will happen if the NYSE Approval Proposal is not approved? If we are unable to obtain approval of the NYSE Approval Proposal, we will be restricted under NYSE rules from issuing shares of our common stock in excess of 19.99% of our outstanding common stock pursuant to our equity line of credit facility. This limitation could materially restrict our ability to access capital, complete strategic transactions, or otherwise execute on opportunities that may be critical to our business and growth. As a result, we may need to explore alternative financing or strategic options to support our operations or growth plans. These alternatives may include (subject to market conditions) other capital markets transactions, the potential issuance of equity or debt securities, the potential sale of additional assets or business units, or other strategic transactions. These alternatives involve significant uncertainties, potential delays, costs, and other risks, and there can be no assurance that any such alternatives will be available on acceptable terms, or at all, in the current market environment.

Does the Board and GCT’s management support the NYSE Approval Proposal? The Board and our management support the NYSE Approval Proposal and believe it to be in the best interests of GCT and its stockholders.

Can I change my vote after I have returned my proxy card? Yes. After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. Accordingly, you may change your vote either by submitting a proxy card prior to or at the Annual Meeting or by voting virtually at the Annual Meeting. The later submitted vote will be recorded, and the earlier vote will be revoked. You also may revoke your proxy by sending a notice of revocation to our Chief Financial Officer and Corporate Secretary, which must be received prior to the Annual Meeting. If your shares are held by your broker, you should follow the instructions provided by your broker.

What constitutes a quorum for purposes of the Annual Meeting? To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the record date, are represented virtually or by proxy. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker) or if you vote virtually at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

Who pays for this solicitation? We will pay the cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers, and employees may solicit proxies virtually or by telephone or email. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses.

What does it mean if I receive multiple proxy cards? If you receive more than one proxy card, it means that your shares are registered in more than one name or are registered in different accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens when two stockholders share the same address? We may satisfy the SEC rules regarding delivery of proxy statements by delivering a single proxy statement to an address shared by two or more of our stockholders. This delivery method is known as “householding” and can result in meaningful cost savings for us. To take advantage of this opportunity, we may deliver only one proxy statement to multiple stockholders who share an address unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us at the address above or call us at (408) 434-8035 to request delivery of a single copy of these materials in the future. We undertake to deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a proxy statement either now or in the future, please contact us.

What happens if other business not discussed in this proxy statement comes before the meeting? We do not know of any business to be presented at the Annual Meeting other than the proposals discussed in this proxy statement. If other business comes before the meeting and is proper under Delaware law, the proxy holders will use their discretion in casting all of the votes that they are entitled to cast.

How can I find out the results of the voting at the Annual Meeting? We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

When are stockholder proposals due for next year’s annual meeting of the stockholders? Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our bylaws and the rules established by the SEC.

Under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if you want us to include a proposal in the proxy materials for our 2026 annual meeting of stockholders, we must receive the proposal at our executive offices at 2290 North 1st Street, Suite 201 San Jose, California 95131 by [ ].

Under our bylaws, a stockholder who wishes to present a proposal, including director nominations, before an annual meeting of stockholders but does not intend for the proposal to be included in our proxy statement must provide notice of its proposal not earlier than [ ], and not later than [ ] If we hold our 2026 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, the deadline will instead be the close of business on the 10th day following the first public disclosure of the 2026 annual meeting date. The notice and proposal should be addressed to the attention of our Chief Financial Officer and Corporate Secretary at our executive offices at the address listed on the cover of this proxy statement, and we suggest that it be sent by certified mail, return receipt requested.

In addition to satisfying the requirements under our bylaws, stockholders who intend to solicit proxies in support of director nominees other than GCT’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of GCT’s shares entitled to vote on the election of directors in support of director nominees other than GCT’s nominees) to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to GCT at our principal executive offices no later than 60 calendar days prior to the anniversary date of the previous year’s annual meeting (for the 2026 annual meeting, no later than [ ]. However, if the date of the 2026 annual meeting date changes by more than 30 calendar days from the anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 annual meeting is first made.

Any proposal that you submit must comply with our bylaws and SEC rules.

Whom can I contact for further information? If you would like additional copies of this proxy statement, free of charge, or if you have questions about the Annual Meeting, the proposals, or the procedures for voting your shares, you should contact our Chief Financial Officer at (408) 434-8035.

Proposal 1 - Election of Directors

Pursuant to our certificate of incorporation and bylaws, our Board is divided into three classes with staggered three-year terms. The total number of authorized directors on our Board is currently fixed at seven.

Our Board consists of two Class I directors — Nelson C. Chan and Dr. Kukjin Chun; two Class II directors —Robert J. Barker and Hyunsoo Shin; and three Class III directors — Dr. Kyeongho Lee, John Schlaefer, and Jeff Tuder. The Class I, Class II, and Class III directors will serve until our annual meetings of stockholders to be held in 2025, 2026, and 2027, respectively, or until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal. Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated Nelson C. Chan and Dr. Kukjin Chun as Class I directors at the Annual Meeting. Nelson C. Chan and Dr. Kukjin Chun are current Class I directors and standing for re-election at the Annual Meeting. Stockholders cannot submit proxies voting for a greater number of persons than the two nominees named in this Proposal 1. Each director to be elected will hold office until the annual meeting of stockholders to be held in 2028 and until their successor is elected and qualified or until the director’s death, retirement, resignation, or removal. Each nominee is currently a director of GCT and has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.

There are no family relationships between any of our directors, nominees, or executive officers. There are also no arrangements or understandings between any director, nominee, or executive officer and any other person pursuant to which the person has been or will be selected as a director or executive officer.

Nominees for Class I Directors

Name	Age	Class	Position
Nelson C. Chan	63	I	Nominating and Corporate Governance Committee Member

Dr. Kukjin Chun	70	I	Audit Committee Member

Nelson C. Chan. Nelson C. Chan has served as a member of our Board since March 2024. Mr. Chan has been the Chair of the Synaptics Incorporated (“Synaptics”) board since October 2018 and a director of the Synaptics since February 2007. From December 2006 until August 2008, Mr. Chan served as the Chief Executive Officer of Magellan Corporation, a leader in the consumer, survey, GIS, and OEM GPS navigation and positioning markets. From 1992 through 2006, Mr. Chan served in various senior management positions with SanDisk Corporation, a global leader in flash memory cards, including as Executive Vice President and General Manager, Consumer Business. From 1983 to 1992, Mr. Chan held marketing and engineering positions at Chips and Technologies, Signetics, and Delco Electronics. Mr. Chan is a member of the board of directors, the Audit Committee, and the Nominating and Governance Committee of Deckers Outdoor Corporation, a NYSE-listed company, which is a footwear, apparel and accessories designer and distributor, and a member of the board of directors, the Audit Committee, and the Nominating and Governance Committee of Twist Bioscience, a Nasdaq-listed company, which manufactures synthetic DNA. Mr. Chan also currently serves on the boards of directors of several private companies. Previously, Mr. Chan was Chair of the board of directors, Chair of the Compensation Committee, member of the Audit Committee and member of the Nominating and Corporate Governance Committee of Adesto Technologies, a Nasdaq-listed company, from 2010 to June 2020, prior to its acquisition by Dialog Semiconductor plc, a member of the board of directors, Chair of the Compensation Committee and member of the Nominating and Corporate Governance committee of Socket Mobile, a Nasdaq-listed company, from 2016 to 2019, a member of the board of directors of Silicon Laboratories, Inc., a Nasdaq-listed company, from 2007 to 2010, a member of the board of directors, Chair of the Audit Committee and member of the Compensation Committee of Affymetrix, from 2010 to 2016, prior to its acquisition by Thermo Fisher, and a member of the board of directors and Chair of the board of directors from June 2013 to September 2016 of Outerwall, a Nasdaq-listed company, prior to its acquisition by Apollo Global Management, a private equity firm. Mr. Chan holds a Bachelor of Science degree in Electrical and Computer Engineering from the University of California at Santa Barbara and a Master’s degree in Business Administration from Santa Clara University.

We believe that Mr. Chan is qualified to serve on our Board based on his corporate finance experience and his previous experience on boards of directors of public traded companies in the technology industry, as well as his knowledge and skills in corporate governance and strategic transactions.

Kukjin Chun, Ph.D. Dr. Kukjin Chun has been a member of our Board since March 2024 and, prior to the Business Combination had served as a member of GCT’s board since 2022. Dr. Chun offers extensive expertise in electrical and electronics engineering, serving as Professor of Electrical and Computer Engineering at Seoul National University from 1989 to 2020, and Assistant Professor in the Electrical Engineering Department as WSU from 1986 to 1989. Since 1989, he held several positions at Seoul National University such as Head of the department of EECS and Director of the Microsystem Technology Center. Dr. Chun is a member of the National Academy of Engineering of Korea and a Fellow at the Institute of Physics in the United Kingdom as well as a Fellow at the Institute of Electrical and Electronics Engineers (IEEE). He has served in various positions with IEEE such as Vice-President, Member of Geographical Activity; Member of the board of directors; and Member on several committees such as Audit, Sections Congress Organizing and MGA Award. Among numerous awards, Dr. Chun has earned the Order of Science and Technology Merit of Korea. Dr. Chun holds a B.S. in Electrical Engineering from Seoul National University, as well as a M.S. and Ph.D. in Electrical Engineering from the University of Michigan.

We believe Dr. Chun is qualified to serve on our Board based on his extensive electrical and electronics engineering experience and his scientific knowledge of semiconductor design and manufacturing.

Continuing Directors

Name	Age	Class	Term Expires at Annual Meeting in this Year	Position
Robert Barker	79	II	2026	Audit Committee Chair, Compensation Committee Member, and Nominating and Corporate Governance Committee Chair

Hyunsoo Shin	70	II	2026	Audit Committee Member

Dr. Kyeongho Lee	55	III	2027	Chairman of the Board, Compensation Committee Chair, and Nominating and Corporate Governance Committee Member

John Schlaefer	61	III	2027	President and Chief Executive Officer

Jeff Tuder	51	III	2027	Compensation Committee Member

Robert Barker. Robert Barker has been a member of our Board since March 2024 and, prior to the Business Combination had served as a member of GCT’s board of directors since April 2011, and served as Chairman of the Audit Committee since 2013. Mr. Barker is currently VP of Finance and CFO of AIStorm, Inc. since 2018. Mr. Barker is currently the Corporate Secretary of Linear Dimensions Semiconductor, Inc. since 2016. Both companies are privately held. From October 1999 to January 2010, Mr. Barker was Vice President of Corporate Business Development at Micrel, Incorporated (“Micrel”), a semiconductor company focused on developing analog power integrated circuits. Mr. Barker was Vice President of Human Resources at Micrel from February 2008 to January 2010. From October 2008 to January 2009, Mr. Barker served as Interim Vice President of Finance and Chief Financial Officer of Micrel. Mr. Barker also served as Micrel’s Secretary from May 2000 to May 2001 and was reappointed as Secretary in February of 2009. From April 1994 to September 1999, Mr. Barker was Vice President of Finance and Chief Financial Officer of Micrel. Prior to that, Mr. Barker was Vice President of Finance and Secretary of Waferscale Integration, Inc., a fabless semiconductor manufacturer focused on non-volatile memory products. Mr. Barker also held various accounting and financial positions at Monolithic Memories and Lockheed Missiles and Space Co. Mr. Barker holds a B.S. in Electric Engineering and an M.B.A. from the University of California at Los Angeles.

We believe that Mr. Barker is qualified to serve on our Board based on his extensive experience and skills in corporate finance, public company accounting, and SEC reporting and financial management matters.

Hyunsoo “Hans” Shin. Hyunsoo Shin has been a member of our Board since March 2024 and, prior to the Business Combination had served as a member of GCT’s board since 2022. He offers extensive expertise in business development and management, having served as Advisor to CJ Corporation from October 2022 to October 2024. Prior, Mr. Shin was the CEO of CJ America, supporting and guiding all the CJ affiliates in North and South America since 2020. From 2016 to 2019, Mr. Shin was the Executive Vice President, Head of Global Food Business at CJ Cheil-Jedang, where he was responsible for all profits and losses of the processed food business outside Korea. From 2013 to 2015, he served as CEO for CJ Foods in Los Angeles. Mr. Shin served as President of Kellogg Asia from 2002 to 2009 after having served as President of Nhong Shim Kellogg from 1999 to 2002. From 1991 to 1998, he worked for Pepsi-Cola International as President (1995-1998) and Marketing Director (1992-1995) of Pepsi-Cola Korea. From 1984 to 1989, he held various positions at Hyundai Electronics America such as National Sales Manager, Marketing Director and Semiconductor Foundry & Assembly Sales Manager. Mr. Shin holds a M.S. in Management from Sloan School of Management of the Massachusetts Institute of Technology (MIT), and a B.S. in Economics from Seoul National University.

We believe Mr. Shin is qualified to serve on our Board based on his extensive international business development and management experience.

Kyeongho Lee, Ph.D. Dr. Kyeongho Lee is the Chairman of our Board and is a co-founder of the Company and, prior to the Business Combination had served as a Chairman of GCT’s board of directors since 2000. Since 2002, Dr. Lee has served as a member of the board of directors of Anapass, a Korean Stock Exchange (“KOSDAQ”) listed fabless semiconductor company that supplies advanced panel controller solutions. From 1995 to 1998, Dr. Lee served as a member of the technical staff at Silicon Image Inc., a provider of advanced, interoperable connectivity solutions for high-definition displays. As a member of Silicon Image’s engineering division, Dr. Lee created and patented the technology for the PanelLink flat panel display, which was adopted as the worldwide standards known as DVI and HDMI. Dr. Lee holds 17 U.S. patents on RF direct conversion and other RF design techniques, which laid the foundation for the development of GCT’s proprietary CMOS RF and single-chip technology. Dr. Lee holds a B.S., M.S. and Ph.D. in Electrical Engineering from Seoul National University, where he was granted the Distinguished Dissertation award for his Ph.D. thesis on CMOS RF technology.

We believe that Dr. Lee is qualified to serve on our Board based on his substantial business, leadership, and management experience in the semiconductor sector and his knowledge and experience with the Company’s business operations.

John Schlaefer. John Schlaefer is our Chief Executive Officer and President and a member of our Board and, prior to the Business Combination had served as a Chief Executive Officer of GCT since December 2012, as Chief Operating Officer from 2006 to 2012 and as a member of the board of directors. Mr. Schlaefer also previously served as a Product Line Director at National Semiconductor Corporation from 2001 to 2006. From 1994 to 2000, Mr. Schlaefer held a variety of marketing and business development positions at National Semiconductor Corporation. Prior to joining National Semiconductor Corporation, Mr. Schlaefer was a Program Manager at Watkins Johnson Company from 1987 to 1993. Mr. Schlaefer holds a B.S. and an M.S. in Electrical Engineering from Stanford University, and an MBA with an Emphasis in Finance and General Management from the University of California at Berkeley.

We believe that Mr. Schlaefer is qualified to serve on our Board based on his substantial business, leadership, and management experience in the semiconductor sector.

Jeff Tuder. Jeff Tuder has been a member of our Board since March 2024 and, prior to the Business Combination, had served as CEO and board member of Concord Acquisition Corp III. Mr. Tuder is currently CEO of Concord Acquisition Corp II and an Operating Partner of Atlas Merchant Capital. Mr. Tuder has also been the Chief Executive Officer of Concord I and Concord II. Previously, Mr. Tuder founded Tremson Capital Management, LLC to invest in undervalued public equities and to make private equity and credit investments in partnership with a number of family offices. Prior to founding Tremson, Mr. Tuder held various investment positions at JHL Capital Group, KSA Capital Management, and CapitalSource Finance, where he was a Managing Director and Head of its Special Opportunity credit investment business. Mr. Tuder began his career as a private equity professional at Fortress Investment Group, where he underwrote and managed private equity investments for Fortress’ various investment vehicles; Nassau Capital, LLC, which managed the private assets of Princeton University’s Endowment; and ABS Capital Partners. Mr. Tuder is currently a member of the board of directors of Inseego Corporation (NASDAQ: INSG)

and serves as a board advisor to various private companies. He previously served on the board of directors of Unico American (NASDAQ: UNAM), Seachange International (NASDAQ: SEAC) and Nam Tai Properties (NYSE: NTP). Mr. Tuder received a B.A. in English Literature from Yale College.

We believe Mr. Tuder is qualified to serve on our Board based on his extensive experience in corporate governance, financing and management of public companies, as well as his skills and expertise in strategic and investment transactions.

Required Vote

The two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named above. If any nominee becomes unavailable for election due to an unexpected occurrence, shares that would have been voted for the nominee will instead be voted for the election of a substitute nominee proposed by our Board and the Nominating and Corporate Governance Committee. Under applicable rules, brokers are prohibited from giving proxies to vote on elections of directors unless the beneficial owner of the shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to the two nominees in this Proposal 1 if you want your broker to vote your shares on the matter. Otherwise, your shares will be treated as broker non-votes. Broker non-votes will have no effect on the outcome of the vote.

The Board recommends a vote “FOR” each nominee named in Proposal 1.

Director Compensation

Nonemployee Director Compensation Policy

The following table sets forth the compensation awarded to, earned by or paid to Messrs. Robert Barker, Dr. Kukjin Chun, Hyunsoo Shin, Dr. Kyeongho Lee, Jeff Tuder and Nelson C. Chan for services as our non-employee directors during 2024. There was no director compensation policy in place beyond the compensation and awards set forth in the following table.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Robert Barker	$ 60,000(3)	$82,500	$142,500
Dr. Kukjin Chun	$ 46,875(4)	$82,500	$129,375
Hyunsoo Shin	$ 46,875(5)	$82,500	$129,375
Dr. Kyeongho Lee	$ 41,250(6)	$82,500	$123,750
Jeff Tuder	$ 39,375(7)	$82,500	$121,875
Nelson C. Chan	$ 39,375(8)	$82,500	$121,875

(1)
Amounts reflect the director fees earned for 2024, for the period prior to the Business Combination (i.e., January 1, 2024 through March 31, 2024) and for the period after the Business Combination (i.e., April 1, 2024 through December 31, 2024), as described in more detail in the footnotes below.
(2)
Represents the grant date value of the restricted stock unit award granted to each non-employee director on June 27, 2024. The number of shares subject to, and issuable under the award upon vesting, is determined on the last day of each quarter during the period April 1, 2024 through March 31, 2025, by dividing $27,500 by the fair market value per share of the Company’s common stock as of the last day of the applicable quarter, rounded down the nearest whole share. See “Equity Awards” below for additional detail regarding the awards. The fair market value was $5.21 on June 28, 2024 (representing 5,278 shares), $3.35 on September 30, 2024 (representing 8,208 shares) and $2.33 on December 31, 2024 (representing 11,802 shares); the last quarterly determination date will be March 31, 2025. The restricted stock unit awards vest on March 31, 2025, subject to the non-employe director’s continued service through such date.
(3)
Mr. Robert Barker received $7,500 regular board retainer fees for the 1st fiscal quarter of 2024. Mr. Barker also received $30,000 regular board retainer fees, $3,750 Compensation Committee member fees, $11,250 Audit Committee chairman fees, and $7,500 Nominating & Corporate Governance Committee chairman fees collectively for the 2nd, 3rd, and 4th fiscal quarters of 2024.
(4)
Dr. Kukjin Chun received $7,500 regular board retainer fees for the 1st fiscal quarter of 2024. Dr. Chun also received $33,750 regular board retainer fees, $5,625 Audit Committee member fees collectively for the 2nd, 3rd, and 4th fiscal quarters of 2024.
(5)
Mr. Hyunsoo Shin received $7,500 regular board retainer fees for the 1st fiscal quarter of 2024. Mr. Shin also received $33,750 regular board retainer fees and $5,625 Audit Committee member fees collectively for the 2nd, 3rd, and 4th fiscal quarters of 2024.
(6)
Dr. Kyeongho Lee received $30,000 regular board retainer fees, $7,500 Compensation Committee chairman fees, and $3,750 Nominating & Corporate Governance committee member fees in fiscal 2024 (for the 2nd, 3rd, and 4th fiscal quarters of 2024).
(7)
Mr. Jeff Tuder received $35,625 regular board retainer fees, and $3,750 Compensation Committee member fees in fiscal 2024 (for the 2nd, 3rd, and 4th fiscal quarters of 2024).
(8)
Mr. Nelson C. Chan received $35,625 regular board retainer fees, and $3,750 Nominating & Corporate Governance member fees in fiscal 2024 (for the 2nd, 3rd, and 4th fiscal quarters of 2024).

Cash Retainer and Fees:

Each non-employee director receives an annual retainer in the following amounts:

Name	Fees ($)
Robert Barker	$40,000
Dr. Kukjin Chun	$45,000
Hyunsoo Shin	$45,000
Dr. Kyeongho Lee	$40,000
Jeff Tuder	$47,500
Nelson C. Chan	$47,500

In addition to an annual cash retainer, our non-employee directors receive the additional compensation described below, as applicable. All cash retainers are paid in quarterly installments based on each director’s service on the board or a committee during such quarter.

Audit Committee Chairperson	$15,000
Compensation Committee Chairperson	$10,000
Nominating and Corporate Governance Committee Chairperson	$10,000
Audit Committee Member	$7,500
Compensation Committee Member	$5,000
Nominating and Corporate Governance Committee Member	$5,000

Equity Awards:

RSU Awards:

On June 27, 2024, each non-employee director was granted an award of restricted stock units under the 2024 Incentive Compensation Plan covering $110,000 worth of shares of the Company’s common stock, subject to the following terms:

•
The number of shares of the Company’s common stock issuable under the award is determined on a quarterly basis on the last day of each calendar quarter during the period April 1, 2024 through March 31, 2025 by dividing $27,500 by the fair market value per share of the Company’s common stock on such date, rounded down to the nearest whole share. The total number of shares subject to the award will be the aggregate of the number of shares determined for each such quarter.
•
The award vests on March 31, 2025, subject to the non-employee director’s continued service through such date.
•
Shares that vest under the award are issued as soon as practicable following the vesting date, subject to any deferral election as described below.

Each non-employee director was allowed to make a deferral election, until the earliest to occur of a Distribution Event or a calendar year specified by the director (but no earlier than 2026), with respect to the number of restricted stock units determined on any of the quarterly determination dates ending on or after September 30, 2024 (i.e., the non-employee directors were not permitted to make a deferral election for the restricted stock units determined for the quarter ending June 30, 2024). A Distribution Event means a separation from service from the Company, a change in control event involving the Company, death or becoming disabled. Messrs. Robert Barker and Jeff Tuder elected to defer the issuance of shares until the earliest Distribution Event; Dr. Kyeongho Lee elected to defer the issuance of shares until the earliest to occur of (i) a Distribution Event or (ii) 2027.

Maximum Director Compensation:

Under the terms of the 2024 Incentive Compensation Plan, the maximum aggregate value of awards granted to any non-employee director under the plan in any calendar year, taken together with any cash retainer paid to such non-employee director in respect of such calendar year, may not exceed $500,000 in total value.

Corporate Governance

Board Composition

Our Board is comprised of seven directors. Six of our current directors—Dr. Kyeongho Lee, Robert Barker, Dr. Kukjin Chun, Hyunsoo Shin, Jeff Tuder, and Nelson C. Chan—qualify as independent under NYSE listing standards. Our Board has appointed Dr. Kyeongho Lee to serve as Chairman of the Board.

Our Board is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual stockholders’ meeting, with the other classes continuing for the remainder of their respective three-year terms. Upon the expiration of the term of a class of directors, a director in that class will be eligible to be elected for a new three-year term at the annual stockholders’ meeting in the year in which their term expires.

Our directors are divided among the three classes as follows:

Director	Class	Term Expires at the Annual Stockholders’ Meeting in This Year
Dr. Kukjin Chun	I	2025
Nelson C. Chan	I	2025
Robert Barker	II	2026
Hyunsoo Shin	II	2026
John Schlaefer	III	2027
Jeff Tuder	III	2027
Dr. Kyeongho Lee	III	2027

Board Meetings

Our Board held seven meetings during 2024.

Board and Committee Meeting Attendance

During 2024, each director attended at least 75% of the meetings of the Board and the committees on which the director served. Under our Corporate Governance Guidelines, directors are expected to regularly attend meetings of the Board and committees on which the director sits and to review prior to meetings material distributed in advance for the meetings.

Attendance at Annual Meeting

All directors are encouraged to attend our annual meeting of stockholders. This Annual Meeting is the first annual meeting of stockholders to be held by the Company since the consummation of the Business Combination that formed the Company and the election of the current Board.

Communication with Directors

Stockholders and other interested parties who wish to communicate with our Board as a whole, Chairman of the Board, or independent directors as a group may do so by submitting the communication in writing to our Board, c/o our Chief Financial Officer and Corporate Secretary.

All communications are opened and reviewed, and communications that relate to matters that are within the scope of the responsibilities of the Board will be forwarded to the Chairman of the Board, or independent directors as a group, as applicable. If the correspondence is addressed to the Board, the Chairman of the Board will share it with the other Board members as the Chairman determines is appropriate for the Board to review the correspondence. Unsolicited items, junk mail, and frivolous or inappropriate communications and items unrelated to the duties and responsibilities of our Board will not be provided to directors.

The address for these communications is:

GCT Semiconductor Holding, Inc.

2290 North 1st Street, Suite 201

San Jose, California

Attention: Chief Financial Officer and Corporate Secretary

Telephone: (408) 434-8035

Director Independence

As required under NYSE listing standards, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independence,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following directors, representing a majority of the members of the Board, are independent directors within the meaning of the applicable NYSE listing standards: Dr. Kyeongho Lee, Robert Barker, Dr. Kukjin Chun, Hyunsoo Shin, Jeff Tuder, and Nelson C. Chan. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company. In the determination of Dr. Lee’s independence, the Board considered his relationship with a major stockholder of the Company and certain loan transactions between Dr. Lee and one of our subsidiaries. As Mr. Schlaefer serves as our Chief Executive Officer, he is not independent. Additionally, the Board determined that all members of the audit, compensation, and nominating and corporate governance committees of the Board are independent.

Board Leadership Structure

We believe that separating the roles of Chief Executive Officer and Chair of the Board provides the optimal level of oversight by the Board of our business operations. Our Board does not anticipate implementing a policy requiring the positions of the Chair of the Board and Chief Executive Officer to be separate or held by the same individual. Any further determination to create such a policy is expected to be based on circumstances existing from time to time, based on criteria that are in our best interests and the best interests of our stockholders, including the composition, skills and experience of our Board and our members, specific challenges faced by us or the industry in which we operate, and governance efficiency. We elected Dr. Kyeongho Lee as Chairman of the Board because Dr. Lee’s strategic vision for the business and his in-depth knowledge of our operations as the founder of the Company makes him well qualified to serve as Chairman of the Board.

Risk Management

Our Board will administer the risk oversight function directly through our Board as a whole, as well as through our committees, where applicable, monitoring and assessing strategic risk exposure, enterprise risk, and governance risks. The audit committee will be responsible for considering and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. Our compensation committee will be responsible for reviewing and assessing the risks associated with the compensation arrangements of executive management, including the lack of alignment between the incentives of management and the interests of stockholders. Our nominating and corporate governance committee is responsible for reviewing and assessing the risks associated with corporate governance and Board management. The allocation of risk oversight responsibility may change, from time to time, based on the evolving needs of the Company.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct (“Code of Ethics”) applicable to our directors, officers and employees in accordance with applicable federal securities laws.

Our Board has also adopted Corporate Governance Guidelines in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which our Board and our committees operate. Copies of our Corporate Governance Guidelines, our Code of Ethics and Business Conduct, our Audit Committee Charter, our Compensation Committee Charter and our Nominating and Corporate Governance Committee Charter are available on our corporate website at https://investors.gctsemi.com/documents-and-charters. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this proxy statement.

Insider Trading Policy

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, our Board has adopted an Insider Trading Policy governing the purchase, sale, or other disposition of our securities by our directors, officers, employees, and designated contractors, that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations and the exchange listing standards applicable to us. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Policy Against Hedging and Pledging

Our Insider Trading Policy prohibits directors, officers, and employees from taking any of the following actions:

•
Purchasing any financial instruments (such as prepaid variable forward contracts, equity swaps, collars, or exchange funds) or otherwise engaging in any transactions that hedge the risk of stock ownership in GCT unless pre-cleared by the Chief Financial Officer or Chief Executive Officer.
•
Holding GCT securities in a margin account or pledging GCT securities as collateral for a loan unless the pledge is approved in accordance with the pre-clearance procedures set forth in the policy.
•
Engaging in short sales of GCT securities.
•
Trading in derivatives of GCT securities on an exchange or in any other organized market.

Compensation Recovery Policy (Clawback Policy)

Our Board adopted a clawback policy (the “Clawback Policy”), providing for the recovery of certain incentive-based compensation from current and former executive officers of the Company in the event the Company is required to restate any of its financial statements filed with the SEC under the Exchange Act in order to correct an error that is material to the previously-issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. A copy of the Clawback Policy has been filed as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not grant stock options or similar awards as part of our equity compensation programs. If stock options or similar awards were granted, our policy is to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates. In addition, it is our policy to not grant stock options or similar awards during periods in which there is material nonpublic information about our company, including (i) during “blackout” periods or outside a “trading window” established in connection with the public release of earnings information under our insider trading policy (each, a “Blackout”) or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information

(each, a “Filing Window”). If stock options or similar awards were granted, our executive officers would not be permitted to choose the grant date for their individual stock option grants. These restrictions do not apply to RSUs or other types of equity awards that do not include an exercise price related to the market price of our common stock on the date of grant. During the period covered by this report, we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of our common stock to file with the SEC reports of ownership regarding the common stock and other GCT equity securities.

Based solely on our review of the copies of such forms filed with the SEC, or written representations from certain reporting persons, the Company believes that during fiscal year ended December 31, 2024 the filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with, except for the following: (i) Robert Barker filed two late Forms 4 to report two transactions; (ii) Dr. Kukjin Chun filed two late Forms 4 to report two transactions; (iii) Hyunsoo Shin filed two late Forms 4 to report two transactions; (iv) Dr. Kyeongho Lee filed two late Forms 4 to report two transactions; (v) Jeff Tuder filed two late Forms 4 to report two transactions; and (vi) Nelson C. Chan filed two late Forms 4 to report two transactions.

Committees of the Board

Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board may establish other committees from time to time. Current copies of our committee charters are available on our website at https://investors.gctsemi.com/documents-and-charters as required by applicable SEC and NYSE rules.

Audit Committee

Our Audit Committee is comprised of Robert Barker (Chair), Hyunsoo Shin, and Dr. Kukjin Chun. Each of Robert Barker, Hyunsoo Shin, and Dr. Kukjin Chun meets the requirements for independence and financial literacy under SEC rules and NYSE listing standards. In addition, Robert Barker qualifies as an audit committee financial expert as defined under SEC rules. Our Audit Committee held eight meetings in 2024.

The Audit Committee’s responsibilities include, among other things, the following:

•
retaining, overseeing and evaluating the independence and performance of our registered public accounting firm;
•
reviewing and discussing with our registered public accounting firm their annual audit, including the timing and scope of audit activities;
•
pre-approving audit services;
•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;
•
reviewing the adequacy and effectiveness of our accounting and internal controls over financial reporting, disclosure controls and policies and procedures;
•
reviewing and discussing guidelines and policies governing the process by which our senior management assesses and manages our exposure to risk;
•
reviewing, and if appropriate, approving or ratifying any related party transactions and other significant conflicts of interest;
•
establishing procedures for the receipt, retention and treatment of complaints received by us and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•
reviewing our program to monitor compliance with our Code of Ethics; and

•
overseeing significant deficiencies and material weaknesses in the design or operation of our internal controls over financial reporting.

Our Audit Committee operates under a written charter, which satisfies SEC rules and NYSE listing standards and is available on our website at https://investors.gctsemi.com/documents-and-charters.

The Audit Committee approves in advance all audit services and permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm.

Compensation Committee

Our Compensation Committee is currently comprised of Dr. Kyeongho Lee (Chair), Robert Barker and Jeff Tuder. The composition of the Compensation Committee meets the requirements for independence under SEC rules and NYSE listing standards. Each member of the Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee held three meetings in 2024.

The Compensation Committee is responsible for, among other things, the following:

•
identifying, screening and recommending to our Board director candidates for election (or re-election);
•
overseeing the policies and procedures with respect to the consideration of director candidates recommended by stockholders;
•
reviewing and recommending to our Board for approval, as appropriate, disclosures concerning our policies and procedures for identifying and screening Board nominee candidates, the criteria used to evaluate Board membership and director independence as well as any policies regarding Board diversity;
•
reviewing independence qualifications of directors under the applicable NYSE rules;
•
developing and coordinating with management on appropriate director orientation programs; and
•
reviewing our stockholder engagement plan, if any, and overseeing relations with stockholders.

Our Compensation Committee operates under a written charter, which satisfies NYSE listing standards and is available on our website at https://investors.gctsemi.com/documents-and-charters. The charter provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel, or other adviser and is directly responsible for the appointment, compensation, and oversight of the work of the adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel, or any other adviser, the Compensation Committee will consider the independence of the adviser, including the factors required by SEC rules and NYSE listing standards.

Our Compensation Committee has retained Meridian Compensation Partners (“Meridian”) as its independent compensation consultant. Meridian periodically collects and analyzes market data to provide a competitive reference on pay levels, structure, and performance alignment for executives and directors. Meridian may also advise the Compensation Committee on other executive and director compensation matters and general compensation trends. Outside of its role as independent compensation consultant, Meridian does not provide any other services to us or our management and does not have any other direct or indirect business relationships with us or our management. The Compensation Committee has assessed the independence of Meridian and concluded that its engagement does not raise any conflicts of interest.

While market data provided by an independent compensation consultant can be a useful guide in setting executive compensation, the Compensation Committee believes that a successful compensation program also requires that the Compensation Committee apply its own judgment and subjective determination to reconcile the program’s objectives with the realities of rewarding and retaining our executives and to measure the individual performance of our executives. The Board or Compensation Committee makes all compensation decisions with regard to our Chief Executive Officer without the participation of our Chief Executive Officer. While the Compensation Committee is solely responsible for the appointment of the independent compensation consultant and for approving executive compensation, management supports the work of the Compensation Committee and the independent compensation consultant.

The Compensation Committee has authority to form, and delegate authority to, one or more subcommittees, comprised of one or more committee members. Any subcommittee will have the responsibilities and authority delegated to it, including, if so designated, the full responsibility and authority of the committee with respect to delegated matters, unless otherwise prohibited by applicable laws or listing standards.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Robert Barker (Chair), Dr. Kyeongho Lee and Nelson C. Chan. The composition of the Nominating and Corporate Governance Committee meets the requirements for independence under SEC rules and NYSE listing standards. Our Nominating and Corporate Governance Committee did not hold any meetings in 2024.

Our Nominating and Corporate Governance Committee is responsible for, among other things, the following:

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identifying, screening and recommending to our Board director candidates for election (or re-election);
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overseeing the policies and procedures with respect to the consideration of director candidates recommended by stockholders;
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reviewing and recommending to our Board for approval, as appropriate, disclosures concerning our policies and procedures for identifying and screening Board nominee candidates, the criteria used to evaluate Board membership and director independence as well as any policies regarding Board diversity;
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reviewing independence qualifications of directors under the applicable NYSE rules;
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developing and coordinating with management on appropriate director orientation programs; and
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reviewing our stockholder engagement plan, if any, and overseeing relations with stockholders.

Our Nominating and Corporate Governance Committee operates under a written charter, which satisfies NYSE listing standards, and which is available on our website at https://investors.gctsemi.com/documents-and-charters.

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills, and experience required for the Board as a whole and its individual members. Although the Nominating and Corporate Governance Committee does not have a specific policy on diversity, in evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) the candidates, may take into account many factors, including diversity of personal and professional background, perspective, and experience; personal and professional integrity, ethics, and values; experience in corporate management, operations, or finance; experience relevant to our industry and with relevant social policy concerns; experience as a Board member or executive officer of another public company; relevant academic expertise or other proficiency in an area of our operations; practical and mature business judgment; and any other relevant qualifications, attributes, or skills. While the Nominating and Corporate Governance Committee has not established specific minimum qualifications for individual candidates, the Nominating and Corporate Governance Committee believes that candidates and director nominees must result in a Board comprised of directors who are predominantly independent, possess high personal and professional ethics and integrity, have qualifications that will increase overall Board effectiveness, meet requirements of applicable rules and regulations, such as financial literacy or financial expertise with respect to Audit Committee members, and are willing and able to represent the best interests of all stockholders of GCT. Currently, our Board evaluates each individual in the context of the Board as a whole with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In recommending candidates for nomination, our Nominating and Corporate Governance Committee considers candidates recommended by directors, officers, employees, stockholders, and others. Our Nominating and Corporate Governance Committee has authority under its charter to retain a search firm for identifying potential director candidates. Our Nominating and Corporate Governance Committee will consider suggestions by stockholders of potential director candidates and does not intend to alter its criteria for evaluating potential director candidates, including the criteria described above, in the case of director candidates recommended by stockholders. Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the individuals, together with appropriate biographical information and background materials to our Nominating and Corporate Governance Committee, c/o Chief Financial Officer and Corporate Secretary, 2290 North 1st Street, Suite 201 San Jose, California 95131.

Certain Relationships and Related Person Transactions

Related Party Transactions Policy

We have adopted a related party transactions policy (included in our Audit Committee Charter) that sets forth our procedures for the identification, review, consideration, and approval or ratification of related party transactions, which complies with NYSE rules on the review and approval of related party transactions.

Related-Person Transactions

Below is a description of transactions since January 1, 2023, to which the Company was a party and in which (i) the amount involved exceeded or is expected to exceed $120,000, and (ii) any of our directors, executive officers, holders of more than 5% of our capital stock, or any member of their immediate family or household, had or will have a direct or indirect material interest.

Concord III Transactions and Agreements

Unless the context otherwise requires, all references in this section to “we,” “us,” or “our” refer to Concord Acquisition Corp III (“Concord III”).

On March 1, 2021, Concord Sponsor Group III LLC (the “Sponsor”), a Delaware limited liability company, purchased an aggregate of 7,187,500 shares of Concord III Class B common stock (the “Founder Shares”) for a capital contribution of $25,000. The number of Founder Shares issued was determined based on the expectation that the Founder Shares would represent 20% of the outstanding shares of Concord III upon completion of the initial public offering (the “IPO”). On March 25, 2021, the Sponsor sold 1,437,500 Founder Shares to CA2 Co-Investment LLC (“CA2,” together with the Sponsor, the “Sponsors”) and 25,000 to each of our independent directors, in each case at the original price per share. On May 6, 2021, CA2 sold 956,439 shares back to the Sponsor at the original purchase price, resulting in the Sponsor holding 6,631,439 Founder Shares and CA2 holding 481,061 Founder Shares. In November 2021, we effected a stock dividend of 1,437,500 shares with respect to the Concord III Class B, resulting in the Sponsors and our three independent directors holding an aggregate of 8,625,000 Founder Shares (8,624,999 of which were converted to shares of Concord III Class A in connection with the Second Extension). The Sponsor currently holds 7,957,727 Founder Shares, CA2 currently holds 577,273 Founder Shares and each of our three independent directors currently holds 30,000 Founder Shares. The Sponsors purchased an aggregate of 9,400,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, for an aggregate purchase price of $9,400,000. There will be no redemption rights or liquidating distributions from a trust account (the “Trust Account”) with respect to the Founder Shares or Private Placement Warrants, which will expire worthless if we do not consummate a business combination before November 8, 2024. As such, the Sponsors’ interest in this transaction is valued at $9,400,000. Among the Private Placement Warrants, 8,260,606 Private Placement Warrants were purchased by the Sponsor and/or its designees and 1,139,394 Private Placement Warrants were purchased by CA2 and/or its designees. In addition, the Sponsors lent to us an aggregate of $6,900,000 of loans to our Sponsors (the “Sponsor Loans”) as of the closing date of the IPO at no interest. The proceeds of the Sponsor Loans were added to the Trust Account and will be used to fund the redemption of any shares of Concord's Class A common stock included in the units sold in the IPO (the “Public Shares”) (subject to the requirements of applicable law). Of the total amount of the Sponsor Loans, $6,063,636 was provided by the Sponsor, and $836,364 was provided by CA2. The Sponsor Loans shall be repaid or converted into warrants (the “Sponsor Loan Warrants”) at a conversion price of $1.00 per warrant, at the Sponsors’ discretion. The Sponsor Loan Warrants are identical to the Private Placement Warrants sold to the Sponsors concurrently with the closing of the IPO. The Sponsor Loans were extended in order to ensure that the amount in the Trust Account is $10.20 per public share. In connection with the execution of the business combination agreement (as may be amended from time to time, the “Business Combination Agreement”), the Sponsors entered into the sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which each of the Sponsor and CA2 each agreed to forgive all amounts outstanding under the Sponsor Loans. Therefore, no Sponsor Loan Warrants were issued in connection with the Closing.

Concord III entered into an administrative services agreement (the “Administrative Services Agreement”) pursuant to which it paid an affiliate of the Sponsor a total of $20,000 per month for office space, administrative and support services. In connection with the Closing, Concord III ceased paying these monthly fees. Accordingly, an affiliate of the Sponsor was paid a total of 578,000 for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses. As of March 31, 2024, GCT had no outstanding balance due to the affiliate of the Sponsor related to the administrative service fee.

The Sponsor and Concord III’s officers and directors or any of their respective affiliates were reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Concord III’s audit committee will review on a quarterly basis all material payments that were made by us to the Sponsor, officers, directors or our or any of their respective affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf. As of December 31, 2023 and March 31, 2024, the Company had an outstanding balance due to the affiliate of the Sponsor of $100,920 and $0, respectively, and no balance outstanding as of the Closing Date.

Prior to the commencement of the offering, the Sponsor agreed to loan Concord III’s up to $200,000 to be used for a portion of the expenses of the IPO. At the time of the IPO, Concord III’s had borrowed $175,000 under such promissory note. The loan is non-interest bearing, unsecured and became due at the closing of the IPO (the “Closing”). The loan has been repaid upon completion of the IPO out of the $600,000 of offering proceeds that has been allocated for the payment of offering expenses (other than underwriting commissions) not held in the Trust Account.

On May 3, 2022, the Sponsor agreed to loan Concord III up to $350,000 to be used to pay operating expenses. This loan was non-interest bearing, unsecured, was not convertible into warrants or any other securities, and was due at the Closing. At December 31, 2023, there was $35,000 related to the loan outstanding which was fully paid back on the Closing Date.

Following the Closing, members of Concord III’s management team who remained with us, if any, were paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to Concord III’s stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known following the Closing, as applicable, as it will be up to the directors of the Company to determine executive officer and director compensation.

In connection with the IPO, we entered into a letter agreement with the Sponsor, CA2, and our officers and directors pursuant to which (x) they have agreed to waive: (1) their redemption rights with respect to any Founder Shares, the private placement shares and public shares, and shares underlying the Sponsor Loan Warrants held by them, as applicable, in connection with the Closing; (2) their redemption rights with respect to any Founder Shares, the private placement shares and public shares, and shares underlying the Sponsor Loan Warrants held by them in connection with Concord III’s amended and restated certificate of incorporation (A) to modify the substance or timing of our obligation to allow redemptions in connection with the Closing or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) their rights to liquidating distributions from the Trust Account with respect to any Founder Shares and private placement shares they hold if we fail to complete our initial business combination by August 8, 2024 (although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame), and (y) the Founder Shares are subject to certain transfer restrictions.

In connection with the IPO, we have entered into a registration rights agreement with respect to the Founder Shares, Private Placement Warrants, Sponsor Loan Warrants and Concord III Warrants that may be issued upon conversion of working capital loans and Sponsor Loans and the shares (and any shares of issuable upon the exercise of the Private Placement Warrants or warrants issued upon conversion of working capital loans or Sponsor Loans).

In April 2023, the Sponsor entered into non-redemption agreements with certain holders of Concord III Class A common stock in exchange for their agreement not to redeem such shares in connection with the special meeting of stockholders held on May 4, 2023, at which stockholders approved a proposal to extend the date by which the Company must consummate a business combination from May 8, 2023 to November 8, 2023 (the “First Extension”). The non-redemption agreements provide for the transfer and assignment of economic interest of an aggregate of 999,665 Founder Shares held by the Sponsor. Pursuant to the non-redemption agreements, the Sponsor has agreed to transfer such Founder Shares to the investors upon closing of an initial business combination.

In November 2023, Concord III and the Sponsor entered into non-redemption agreements with certain holders of Concord III Class A common stock in exchange for their agreement not to redeem such shares in connection with the special meeting of stockholders held on November 7, 2023, at which stockholders approved a proposal to further extend the date by which the Company must consummate a business combination from November 8, 2023 to August 8, 2024 (the “Second Extension”). In exchange for the foregoing commitments not to redeem such shares, Concord III agreed to allocate to such investors an aggregate of 781,961 shares of Concord III Class A common stock, and the Sponsor agreed to surrender and forfeit to Concord III for no consideration an equal number of Founder Shares, upon closing of an initial business combination.

Other than the foregoing, no compensation or fees of any kind will be paid to the Sponsor, members of Concord III’s management team or their respective affiliates, for services rendered prior to or in connection with the consummation of the initial merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). Additionally, Mr. Tuder joined the Company’s Board upon consummation of the Business Combination and will be compensated in line with the Board’s compensation policies.

Sponsor Support Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Concord III entered into the Sponsor Support Agreement with GCT, the Sponsor, and CA2. Pursuant to the Sponsor Support Agreement, the Sponsor and CA2 have, among other things, agreed to vote all of their shares of Concord III’s common stock in favor of the approval of the Business Combination, including the merger of Gibraltar Merger Sub Inc., a wholly-owned subsidiary of Concord III, with and into GCT Semiconductor, Inc., with GCT surviving as a wholly-owned subsidiary of Concord III (the “Merger”), not to redeem any of their shares of Concord III’s common stock, and to waive their anti-dilution protections with respect to their Founder Shares.

Lock-up Agreements

On March 26, 2024, and in connection with the Closing, the Company and certain stockholders of GCT, including its directors, officers, affiliates and holders of more than 5% of outstanding shares of GCT common stock as of the Closing, entered into the Lock-Up Agreement, pursuant to which such stockholders agreed to not affect any sale or other transfer of common stock, subject to certain customary exceptions set forth in the lock-up agreement (the “Lock-Up Agreement”), during the period commencing at the Closing and ending on the earlier of (i) one year following the Closing, (ii) such date as the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of the Company’s common stock, for cash, securities or other property or (iii) the date on which the last sale price of common stock equals or exceeds $12.00 per share (as adjusted for share splits, share consolidations, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30 trading day period commencing at least 150 days after the Closing.

Subscription Agreements

Concurrently with the execution of the Business Combination Agreement, certain investors (the “PIPE Investors”) entered into subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors had committed to purchase in a private placement an aggregate of 4,529,967 shares of Company common stock (the “PIPE Shares”) at a purchase price of $6.67 per share and an aggregate purchase price of approximately $30.2 million (the “PIPE Financing”). The purchase of the PIPE Shares was conditioned upon, among other things, the consummation of the Business Combination and was consummated immediately prior to the Closing. At the Closing, the PIPE Shares issued pursuant to the PIPE Subscription Agreements were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued in reliance on the availability of an exemption from such registration.

Side Letter to Sponsor Support Agreement

Concurrently with the consummation of the transactions contemplated by the Business Combination Agreement, the Sponsors, Concord III, and GCT entered into a letter agreement pursuant to the Sponsor Support Agreement (the “Side Letter to Sponsor Support Agreement”). Pursuant to the Side Letter to Sponsor Support Agreement, the parties thereto, among other things, confirmed their understand of the calculations and timing for determination of the Sponsor Earnout Ratio (as defined in the Sponsor Support Agreement), the number of Sponsor Earnout Shares (as defined in the Sponsor Support Agreement), and the number of Sponsor Unretained Earnout Shares (as defined in the Sponsor Support Agreement).

Sponsor Incentive Allocation

On the closing date, and pursuant to the Sponsor Support Agreement, the Sponsors assigned 2,087,350 Private Placement Warrants and 1,399,107 shares of common stock to certain stockholders of the Company.

GCT Semiconductor, Inc. Transactions and Agreements

Term Loan and Security Agreement

In July of 2016, Anapass, Inc. (“Anapass”) loaned to GCT Research, Inc., a subsidiary of GCT (“GCT Research”), 6,000.0 million South Korean won (“₩”), or $4.1 million based on the currency exchange rate on December 31, 2024, pursuant to a secured term note bearing 5.5% annual interest, paid monthly, and maturing on July 25, 2017. Dr. Lee serves as the chairman of the board of Anapass, which is currently a beneficial owner of approximately 18.6% of the issued and outstanding shares of GCT common stock. In addition, Anapass and GCT executed that certain Intellectual Property and Asset Security Agreement (the “Security Agreement”), dated as of July 18, 2016, pursuant to which GCT granted a security interest in substantially all of GCT’s assets to secure the loan. The Security Agreement was amended in January 2017 to secure a loan in the principal amount of ₩9,200.0 million (or $6.3 million) by the Industrial Bank of Korea (“IBK”) to GCT Research. In addition, on May 10, 2022, GCT executed Amendment No. 2 to the Security Agreement to secure an additional loan in the amount of ₩3,000.0 million (or $2.0 million) from Anapass to GCT Research. On September 15, 2022, GCT executed Amendment No. 3 to the Security Agreement to secure a loan in the amount of ₩4,000.0 million (or $2.7 million) from Anapass to GCT Research. On December 11, 2024, GCT executed Amendment No. 4 to the Security Agreement to secure a loan in the amount of ₩5,000.0 million (or $3.4 million) from Anapass to GCT Research. On March 21, 2025, GCT executed Amendment No. 5 to the Security Agreement to secure a loan in the amount of ₩4,500.0 million (or $3.1 million) from Anapass to GCT Research. On July 10, 2025, GCT executed Amendment No. 6 to the Security Agreement to secure a loan in the amount of ₩3,000.0 million (or $2.2 million) from Anapass to GCT Research. The terms of the secured term note have been extended annually for additional one-year terms since 2017, and the current maturity date is July 25, 2026.

In July of 2016, KEB Hana Bank loaned ₩9,000.0 million (or $6.1 million) to GCT Research pursuant to an unsecured term loan agreement bearing a variable interest rate (2.562% initial annual interest rate), paid monthly, and maturing on July 18, 2017. The terms of such unsecured term loan agreement have been extended annually for additional one-year terms since 2017, and the current maturity date is July 12, 2025 with annual interest rate of 4.86%. Anapass provided certificates of deposit as collateral to KEB Hana Bank to secure GCT Research’s obligations under this loan.

In January of 2017, IBK loaned ₩9,200.0 million ($6.3 million) to GCT Research pursuant to an unsecured term loan agreement bearing a variable interest rate (2.11% initial annual interest rate), paid monthly and maturing on January 10, 2018. The terms of the unsecured term loan agreement have been extended annually for additional one-year terms from 2018 to 2023 and extended for ten-months in January 2023, and the current maturity date is November 20, 2025 with an annual interest rate of 3.97%. Anapass provided certificates of deposit as collateral to IBK to secure the loan.

On May 19, 2017, Dr. Lee loaned ₩500.0 million (or $0.3 million) to GCT Research pursuant to an unsecured term note bearing an 8.5% annual interest rate, paid monthly, and maturing on November 19, 2017. The terms of the unsecured term note have been extended annually for additional one-year terms since 2017, and the current maturity date is November 19, 2025 with an annual interest rate of 9.0%.

On May 30, 2017, Dr. Lee loaned ₩500.0 million (or $0.3 million) to GCT Research pursuant to an unsecured term note bearing 8.5% annual interest, paid monthly, and maturing on November 30, 2017. The terms of the unsecured term note have been extended annually for additional one-year terms since 2017, and the current maturity date is November 30, 2025 with an annual interest rate of 7.5%.

On May 27, 2020, Dr. Lee loaned ₩400.0 million (or $0.3 million) to GCT Research pursuant to an unsecured and non-interest bearing term loan agreement maturing on November 27, 2020. GCT Research redeemed ₩200.0 million (or $0.14 million) under such term loan in July 2020. The terms of the unsecured term loan agreement were extended for six months in November 2020, and further extended annually for additional one-year terms since May 2021 pursuant to that certain Amendment No. 2, dated as of May 27, 2021; Amendment No. 4, dated as of May 27, 2022, and Amendment No. 5, dated as of May 27, 2023. Pursuant to that certain Amendment No. 3, dated as of November 30, 2021, ₩90.0 million (or $0.06 million) were forgiven by Dr. Kyeongho Lee. The current outstanding balance under the loan is ₩110.0 million (or $0.07 million translated using the exchange rate as of December 31, 2024) and currently has a maturity of August 27, 2025.

On November 11, 2024, Dr. Lee loaned ₩4,000.0 million (or $2.9 million) to GCT Research, Inc. (“GCT Research”) pursuant to an unsecured term loan agreement bearing 12.0% annual interest, paid monthly, and maturing on December 31, 2024. As of the date of this Annual Report, ₩61.6 million of interest has been paid pursuant to the loan agreement. The current outstanding balance under the loan is ₩4,000.0 million (or $2.7 million translated using the exchange rate as of December 31, 2024).

On December 11, 2024, Dr. Lee loaned ₩1,000.0 million (or $0.7 million) to GCT Research pursuant to an unsecured term loan agreement bearing 12.0% annual interest, paid monthly, and maturing on January 11, 2025. As of the date of this Annual Report, ₩6.0 million (or $0.004 million) of interest has been paid pursuant to the loan agreement. The current outstanding balance under the loan is ₩1,000.0 million (or $0.7 million translated using the exchange rate as of December 31, 2024).

On December 17, 2024, Dr. Lee loaned ₩2,000.0 million (or $1.4 million) to GCT Research pursuant to an unsecured term loan agreement bearing 12.0% annual interest, paid monthly, and maturing on January 17, 2025. As of the date of this Annual Report, ₩9.8 million (or $0.006 million) of interest has been paid pursuant to the loan agreement. The current outstanding balance under the loan is ₩2,000.0 million (or $1.4 million translated using the exchange rate as of December 31, 2024).

On January 24, 2025, Dr. Lee loaned ₩6,500.0 million (or $4.5 million) to GCT Research pursuant to an unsecured term loan agreement bearing 12.0% annual interest, paid monthly, and maturing on February 24, 2025. As of the date of this Annual Report, ₩8.8 million (or $0.006 million) of interest has been paid pursuant to the loan agreement. The current outstanding balance under the loan is ₩6,500.0 million (or $4.5 million translated using the exchange rate as of January 24, 2025).

Registration Rights Agreement

In connection with the Closing, the Company, certain stockholders of GCT, the Sponsor and certain stockholders of Concord III entered into the registration rights agreement, pursuant to which we agreed to register for resale certain shares of our common stock and other equity securities that are held by the parties thereto from time to time.

Indemnification Agreements

In connection with the Business Combination, on the closing date, we entered into indemnification agreements with each of our directors and executive officers. Each indemnification agreement provides for indemnification and advancement by us of certain expenses and costs relating to claims, suits, or proceedings arising from service to us or, at our request, service to other entities to the fullest extent permitted by applicable law.

Executive Officers

Below is biographical information about our executive officers as of July 25, 2025:

Name	Age	Current Position
John Schlaefer	61	President, Chief Executive Officer and Class III Director
Edmond Cheng	63	Chief Financial Officer
Dr. Jeongmin Kim	54	Vice President of Engineering and Chief Technology Officer
Alex Sum	77	Sr. Vice President of Sales and Marketing

John Schlaefer. John Schlaefer’s biographical information is set forth above under the heading “Proposal 1 - Election of Directors - Continuing Directors.”

Edmond Cheng. Edmond Cheng is our Chief Financial Officer. Prior to joining us as our Chief Financial Officer in March 2024, Mr. Cheng was the CFO for Cenntro Inc., a leading commercial EV company that focuses on offering zero-emission electric vehicles. He joined the company in 2021 and was instrumental in leading the company’s IPO process. Mr. Cheng currently serves on the board of GCB AutoX which seeks to be the leader in the automotive aftermarket based in Mexico. Before joining Cenntro, he was the CFO at Mithera Capital, a PE/VC firm based in the Pacific Northwest, where he brought extensive financial management experience with expertise in corporate development, cross-border mergers & acquisitions, corporate controllerships, internal controls, treasury and corporate governance. Prior, Mr. Cheng served as CFO of other publicly listed companies including TCL Electronics Holdings, UTStarcom Inc., and Zoomlion Heavy Industry Science & Technology Co. Ltd., as well as private equity-owned portfolio companies from Temasek Holdings, Hony Capital/Goldman Sachs, and Blackstone Group/HNA Group. Mr. Cheng holds an MBA from Columbia University, London School of Business, and Hong Kong University. He also received a Master of Accounting and Bachelor of Business Administration from the University of Hawaii at Manoa.

Jeongmin Kim, Ph.D. Dr. Jeongmin Kim is our Chief Technology Officer and Vice President of Engineering and, prior to the Business Combination had served as GCT’s Chief Technology Officer since 2013, and Vice President of Engineering since July 2003. Prior to 2003, Dr. Kim served as GCT’s Director of Engineering. Prior to joining GCT, Dr. Kim was involved in many industrial research projects relating to telecommunications technologies, including working as an independent design engineer in the development of an MPEG2 video decoder for HDTV with Daewoo Electronics, a home electronics company, from 1997 to 1998; a high performance H.263 video codec application-specific integrated circuit (ASIC) with Korea Telecom, an integrated wired/wireless telecommunication service provider, from 1995 to 1997; and a high performance microcontroller for Samsung Electronics from 1993 to 1995. Dr. Kim holds a B.S. and M.S. in Electrical Engineering from Seoul National University and a Ph.D. in the high performance CPU architecture, also from Seoul National University.

Alex Sum. Alex Sum is our Sr. Vice President of Sales and Marketing and, prior to the Business Combination had served as Vice President of Sales and Marketing at GCT since 2013. From 2002 to 2013, Mr. Sum has served as GCT’s Vice President of Marketing and Business Development. From March 1992 to May 2002, Mr. Sum was Product Marketing Manager at Philips Semiconductor, the predecessor company of NXP Semiconductors, N.V., a semiconductor manufacturing company. From March 1983 to January 1992, Mr. Sum was Product/Test Engineering Supervisor at Supertex Inc., a technology company producing high voltage analog and mixed signal semiconductor components. From September 1977 to March 1983, Mr. Sum was Product / Test Engineering Supervisor at Fairchild Semiconductor International, Inc., a mixed signal, memory and discrete semiconductor company. From April 1975 to September 1977, Mr. Sum was Test/Wafer fab processing Engineering at Siliconix, the predecessor company of Vishay Intertechnology, Inc., a mixed signal, analog semiconductor company. Mr. Sum holds a B.S. in Electrical Engineering from San Jose State University.

Executive Compensation

Summary Compensation Table

The following table sets forth information concerning the compensation of our “named executive officers,” as defined under SEC rules, during the years ended December 31, 2024, and 2023.

Name and Current Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)		All Other Compensation ($)		Total ($)
John Schlaefer	2024	380,500		-		-		12,683	(1)	393,183
President and Chief Executive Officer	2023	373,333		-		78,873	(2)	8,155	(3)	460,361
Edmond Cheng(4)	2024	224,712	(5)	25,000	(6)	262,960	(7)	8,063	(8)	520,735
Chief Financial Officer	2023	-		-		-		-		-
Alex Sum	2024	303,100		-		-		9,043	(9)	312,143
Sr. VP of Sales and Marketing	2023	296,517		-		32,901	(10)	5,272	(11)	334,690

(1)
Amount reflects 401(k) plan matching benefit of $10,703 and group term life insurance premium of $1,980.
(2)
Amount reflects the grant date fair value of restricted stock units calculated in accordance with FASB ASC Topic 718. On December 11, 2023, Mr. Schlaefer received an award of 12,804 restricted stock units under the Company’s 2011 Incentive Compensation Plan. The fair value of the restricted stock units is based on the fair market value of the Company’s common stock on the date of grant, which was $6.16. The restricted stock units vest in equal annual installments over a four (4) year period measured from December 11, 2023, subject to the terms of the award agreement.
(3)
Amount reflects 401(k) plan matching benefit of $6,750 and group term life insurance premium of $1,405.
(4)
Mr. Cheng commenced employment with the Company on March 18, 2024.
(5)
Mr. Cheng’s 2024 salary reflects the amount he earned in 2024 beginning on his hire date on March 18, 2024.
(6)
Amount reflects a sign-on bonus paid to Mr. Cheng in May 2024.
(7)
Amount reflects the grant date fair value of restricted stock units calculated in accordance with FASB ASC Topic 718. On August 21, 2024, Mr. Cheng received an award of 76,000 restricted stock units under the Company’s 2024 Omnibus Incentive Compensation Plan. The fair value of the restricted stock units is based on the market price of the Company’s common stock on the date of grant, which was $3.46. The restricted stock units vest in equal annual installments over a four (4) year period measured from March 18, 2024, subject to the terms of the award agreement.
(8)
Amount reflects 401(k) plan matching benefit of $6,413 and group term life insurance premium of $1,650.
(9)
Amount reflects 401(k) plan matching benefit of $8,796 and group term life insurance premium of $247.
(10)
Amount reflects the grant date fair value of restricted stock units calculated in accordance with FASB ASC Topic 718. On December 11, 2023, Mr. Sum received an award of 5,341 restricted stock units under the Company’s 2011 Incentive Compensation Plan. The fair value of the restricted stock units is based on the fair market value of the Company’s common stock on the date of grant, which was $6.16. The restricted stock units vest in equal annual installments over a four (4) year period measured from December 11, 2023, subject to the terms of the award agreement.
(11)
Amount reflects 401(k) plan matching benefit of $5,272.

Narrative to the Summary Compensation Table

Our compensation program for our NEOs is comprised of base salary, annual cash bonuses and periodic equity awards, however, we did not award annual bonuses to our NEOs in 2023 or 2024. Historically, the equity awards granted to the NEOs has consisted of stock options, however, Mr. Schlaefer and Mr. Sum were each granted a restricted stock unit award on December 11, 2023 and Mr. Cheng (who joined the company in March 2024) was granted a restricted stock unit award on August 21, 2024. For a description of the outstanding stock options and restricted stock unit awards granted to the NEOs, please see the “Outstanding Equity Awards at 2024 Fiscal Year-End” table below.

The NEOs are eligible to participate in our perquisites and benefits on the same basis as our employees, including health and welfare benefits and a 401(k) program.

Employment Agreement

Edmond Cheng Employment Agreement

In connection with Mr. Cheng’s appointment as Chief Financial Officer, the Company and Mr. Cheng entered into an employment agreement effective as of March 18, 2024 (the “Cheng Employment Agreement”). The Cheng Employment Agreement has no fixed term and is terminable at will. Mr. Cheng is entitled under the Cheng Employment Agreement to an annual base salary of $285,000 and will be eligible to earn a bonus annually with a targeted incentive rate of 25% of base salary (however, he did not receive an annual bonus in 2024). Mr. Cheng is also entitled to participate in the benefit plans generally available to our employees, such as group health care coverage and 401(k) plan participation. As provided under the Cheng Employment Agreement, Mr. Cheng received a one-time sign-on bonus of $25,000 and received an initial grant of 76,000 restricted stock units that vest in equal annual installments over a (4) four-year period of service measured from the vesting commencement date. In connection with Mr. Cheng’s employment, Mr. Cheng entered into a Proprietary Information & Invention Assignment Agreement with the Company.

Amended and Restated 2011 Incentive Compensation Plan

The Amended and Restated 2011 Incentive Compensation Plan (the “2011 Incentive Compensation Plan”) was adopted by GCT’s board of directors and approved by its stockholders on May 5, 2011. The 2011 Incentive Compensation Plan was terminated following the Closing, and we will not grant any further awards under such plan. However, 668,348 outstanding stock options and 392,135 outstanding restricted stock units granted under the 2011 Incentive Compensation Plan were assumed and continued in connection with the Business Combination.

The maximum aggregate number of shares of the Company’s common stock that were authorized for issuance under the 2011 Incentive Compensation Plan was 16,747,041 shares, subject to adjustment as provided therein.

Our compensation committee of the Board administers the 2011 Incentive Compensation Plan and has the authority, among other matters, to construe and interpret the terms of the 2011 Incentive Compensation Plan and awards granted thereunder.

GCT 2024 Incentive Compensation Plan

In December 2023, our Board adopted the 2024 Omnibus Incentive Compensation Plan, which was subsequently approved by our stockholders in February 2024 (the “2024 Incentive Compensation Plan”) under which we may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete, which is essential to our long-term success. The maximum aggregate number of shares of the Company’s common stock that is authorized for issuance under the 2024 Incentive Compensation Plan is 3,983,334 shares, subject to adjustment as provided therein. The 2024 Incentive Compensation Plan became effective on March 26, 2024, the Closing. We have granted 921,228 restricted stock units during 2024.

GCT 2024 Employee Stock Purchase Plan

In December 2023, our Board adopted 2024 Employee Stock Purchase Plan, which was subsequently approved by our stockholders in February 2024 (the “2024 Employee Stock Purchase Plan”), under which eligible employees will be provided with the opportunity to periodically purchase shares of the Company’s common stock at a discount through their accumulated periodic payroll deductions. The maximum aggregate number of shares of the Company’s common stock that are authorized for issuance under the 2024 Employee Stock Purchase Plan is 600,000 shares, subject to adjustment as provided therein. As of the date of this Annual Report, the 2024 Employee Stock Purchase Plan has not been implemented.

The 2024 Employee Stock Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (“Section 423”) for one or more specified offerings under the 2024 Employee Stock Purchase Plan. The 2024 Employee Stock Purchase Plan also authorizes us to establish offerings under the 2024 Employee Stock Purchase Plan that are not designed to comply with the requirements of Section 423 but that are intended to comply with local law.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards for each of the NEOs and directors as of the end of the fiscal year ended December 31, 2024.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised stock options (#) exercisable		Number of securities underlying unexercised stock options (#) unexercisable	Stock option exercise price ($)	Stock option expiration date	Number of shares of units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(1)
John Schlaefer	35,669	(2)	-	$0.11/share	02/23/2025	9,603	(3)	$22,375
Chief Executive	28,191	(4)	-	$0.11/share	03/14/2028
Officer	21,533	(5)	-	$0.11/share	04/19/2029
	50,425	(6)	-	$0.11/share	06/08/2030
Edmond Cheng	-		-	-	-	76,000	(7)	$177,080
Chief Financial
Officer
Alex Sum	13,259	(2)	-	$0.11/share	02/23/2025	4,005	(3)	$9,332
Sr. VP of Sales	13,820	(4)	-	$0.11/share	03/14/2028
and Marketing	13,540	(5)	-	$0.11/share	04/19/2029
	9,338	(6)	-	$0.11/share	06/08/2030

(1)
Represents the aggregate market value of the shares subject to the award calculated using the closing price of the Company’s common stock on December 31, 2024, which was $2.33.
(2)
The option was granted on February 23, 2015 and vested with respect to twenty-five percent (25%) of the option upon completion of one (1) year of service measured from the vesting commencement date, and for the balance of the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36) month period measured from the first anniversary of the vesting commencement date.
(3)
The restricted stock units were granted on December 11, 2023 and vest in equal annual installments over a four (4) year period measured from December 11, 2023, subject to the terms of the award agreement.
(4)
The option was granted on March 18, 2018 and vested with respect to twenty-five percent (25%) of the option upon completion of one (1) year of service measured from the vesting commencement date, and for the balance of the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36) month period measured from the first anniversary of the vesting commencement date.
(5)
The option was granted on April 19, 2019 and vested with respect to twenty-five percent (25%) of the option upon completion of one (1) year of service measured from the vesting commencement date, and for the balance of the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36) month period measured from the first anniversary of the vesting commencement date.
(6)
The option was granted on June 8, 2020 and vested with respect to twenty-five percent (25%) of the option upon completion of one (1) year of service measured from the vesting commencement date, and for the balance of the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36) month period measured from the first anniversary of the vesting commencement date.
(7)
The restricted stock units were granted on August 21, 2024 and vest in equal annual installments over a four (4) year period measured from March 18, 2024, subject to the terms of the award agreement.

Termination or Change in Control Agreements

Below is a description of the potential payments and benefits that would be provided to the NEOs upon termination of their employment or a change of control under the 2011 and 2024 Incentive Compensation Plans and the retention plan.

2011 and 2024 Incentive Compensation Plans

The awards granted under the 2011 Incentive Compensation Plan and 2024 Incentive Compensation Plan may be assumed, substituted or continued in connection with a change of control. If not assumed, substituted or continued, then the awards will vest in full and become payable at the time of the change of control. Additionally, the NEOs are eligible to participate in the Retention Plan, which provides accelerated vesting of outstanding equity awards upon certain terminations of employment (see “Retention Plan” below).

Retention Plan

We have adopted an executive retention plan, pursuant to which each of our NEOs is entitled to receive severance payments and benefits upon an involuntary termination of the NEO’s employment. Should the NEO’s employment be involuntarily terminated by the Company without cause or by the NEO for good reason at any time other than during the 12 months following a change in control of the Company, the NEO will be entitled to receive (i) continued base salary for a period of 6 months, (ii) continued health care coverage for the NEO and the NEO’s eligible dependents for a period of 6 months, and (iii) accelerated vesting of 50% of the unvested shares subject to any outstanding equity awards. In the event that such involuntary termination occurs within 12 months following a change in control of the Company, then the NEO will be entitled to receive (i) continued base salary for a period of 12 months, (ii) continued health care coverage for the NEO and the NEO’s eligible dependents for a period of 12 months, and (iii) full accelerated vesting of outstanding equity awards.

If any payment or benefit in connection with a change in control or the subsequent termination of an NEOs employment would be subject to an excise tax under Section 280G of the Internal Revenue Code, then such payment of benefit will be reduced to the extent necessary to maximize the NEOs net after tax benefits.

As a condition to the severance payments and benefits, each named executive officer must deliver a general release of all claims against us and our affiliates.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of July 25, 2025 by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all of our directors and named executive officers as a group. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable.

Subject to the paragraph above, the percentage ownership of issued shares is based on 55,821,690 shares of common stock issued and outstanding as of July 25, 2025.

Unless otherwise noted, the business address of each of the following entities or individuals is 2290 North 1st Street, Suite 201 San Jose, CA 95131.

Name and Address of Beneficial Owner	Shares of Common Stock	% of Total Voting Power(13)
Directors and Named Executive Officers
John Schlaefer(1)	217,719	*%
Edmond Cheng(2)	19,000	*%
Dr. Jeongmin Kim(3)	300,749	*%
Alex Sum(4)	141,436	*%
Dr. Kyeongho Lee(5)	1,700,614	3.0%
Robert Barker(6)	22,086	*%
Dr. Kukjin Chun(7)	49,526	*%
Hyunsoo Shin(8)	495,983	*%
Jeff Tuder(9)	42,301	*%
Nelson C. Chan	42,056	*%
All Directors and Officers as a group (10 persons)	3,031,470	5.4%
Greater than Five Percent Holders:
Anapass, Inc.(10)	9,103,136	16.0%
SUNP Corporation(11)	4,021,293	7.2%
TD Securities (USA) LLC(12)	3,691,100	6.2%

* Represents beneficial ownership of less than 1%

(1)
Includes 100,149 shares of common stock issuable upon exercise of stock options within 60 days of July 25, 2025.
(2)
Includes 13,367 shares of common stock issued and 5,633 shares of common stock withheld for income tax.
(3)
Includes 82,359 shares of common stock issuable upon exercise of stock options within 60 days of July 25, 2025.
(4)
Includes 36,698 shares of common stock issuable upon exercise of stock options within 60 days of July 25, 2025.
(5)
Includes 4,150 shares of common stock held by Dr. Lee’s spouse. The percentage ownership was calculated based upon 56,621,690 shares of the Issuer’s common stock, which consists of (i) 55,821,690 issued and outstanding shares of the Company’s common stock as of July 25, 2025 and (ii) 800,000 Private Placement Warrants that were allocated at GCT’s discretion to Kyeongho Lee to incentivize investment to the Company Insider Recipients.
(6)
Includes 2,800 shares of common stock issuable upon exercise of stock options within 60 days of July 25, 2025.
(7)
Includes 6,536 shares of common stock issuable upon exercise of stock options within 60 days of July 25, 2025.
(8)
Includes 6,536 shares of common stock issuable upon exercise of stock options within 60 days of July 25, 2025.
(9)
The percentage ownership was calculated based upon 55,842,424 shares of the Issuer’s common stock, which consists of (i) 55,821,690 issued and outstanding shares of the Company’s common stock as of July 25, 2025 and (ii) 20,734 Private Placement Warrants that were allocated at Concord’s discretion to Jeff Tuder to incentivize investment to the Company Insider Recipients.
(10)
The principal business address for Anapass, Inc. is 7F, Dream-Markl Bldg. 61, Ditigal-ro 31-gil, Guro-gu, Seoul, 08375, Republic of Korea. The percentage ownership was calculated based upon 56,907,360 shares of the Issuer’s common stock, which consists of (i) 55,821,690 issued and outstanding shares of the Company’s common stock as of July 25, 2025, (ii) 937,350 Private Placement Warrants that were allocated at GCT’s discretion to Anapass, Inc. to incentivize investment to the Company Insider Recipients, and (iii) 148,320 Private Placement Warrants

pursuant to a Securities Purchase Agreement, dated as of September 26, 2024 by and between the Company and Anapass, Inc.
(11)
The principal business address for SUNP Corporation is 6F, Cheongpung Building, 14, Teheran-ro 82-gil, Gangnam-gu, Seoul, 06178, Republic of Korea. The percentage ownership was calculated based upon 55,821,690 shares of the Issuer’s common stock, which issued and outstanding as of July 25, 2025. Aggregate amount beneficially owned by all reporting entities are 4,021,293 shares which consists of (i) 2,153,680 shares held by SUNP Corporation, (ii) 1,284,654 shares held by M-Material.Parts.Equipment Platform Investment 1, L.P., (iii) 327,370 shares held by Global Growth Investment, L.P. (iv) 143,396 shares held by M-China Fund I, (v) 54,158 shares held by Asia Pacific Venture Invest L.P., (vi) 40,424 shares held by N-Venture Investment Partnership I, and (vii) 17,611 shares held by Asia Pacific Venture Invest II L.P.
(12)
This information is based solely on information reported on a Schedule 13G filed with the SEC on February 14, 2025 on behalf of TD Securities (USA) LLC (“TDS”), a Delaware limited liability company. The principal business address for TDS is One Vanderbilt Avenue, New York, New York, 10017. The percentage ownership was calculated based upon 59,512,790 shares of the Issuer’s common stock, which consists of (i) 55,821,690 issued and outstanding shares of the Company’s common stock as of July 25, 2025 and (ii) 3,691,100 Public Warrants that were previously owned by Cowen and Company, LLC (“Cowen”), a Delaware limited liability company. TDS is successor in interest to Cowen by merger effective as of December 9, 2024.
(13)
Based on 55,821,690 common stock outstanding.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes information about our equity compensation plans as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, and rights (a)		Weighted average exercise price of outstanding options, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holder(1)	1,748,580	(2)	$0.11/share	3,662,106	(3)
Equity compensation plans not approved by security holder	-		-	-
Total	1,748,580		$0.11/share	3,662,106

(1)
Consists of the 2011 Incentive Compensation Plan, the 2024 Incentive Compensation Plan, and the 2024 Employee Stock Purchase Plan, which as of the date of this Annual Report, has not been implemented.
(2)
Consists of 535,044 shares of outstanding stock options granted under the 2011 Incentive Compensation Plan, 292,308 restricted stock units awarded under the 2011 Incentive Compensation Plan, and 921,228 restricted stock units awarded under the 2024 Incentive Compensation Plan.
(3)
Consists of 3,062,106 shares remaining under the 2024 Incentive Compensation Plan and 600,000 shares remaining under the 2024 Employee Stock Purchase Plan.

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has recommended, and the Board has approved, the appointment of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2025. BPM LLP has served as our independent registered public accounting firm since 2024. We are soliciting stockholder ratification of the appointment of BPM LLP, although stockholder ratification is not required by law. If the appointment of BPM LLP is not ratified at the Annual Meeting, the Audit Committee will consider whether to appoint a different independent registered public accounting firm.

A representative of BPM LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

Below are the aggregate fees billed by BPM LLP for professional services provided in 2024:

2024
Audit Fees(1)	$574,129
Audit-Related Fees	-
Tax Fees	-
All Other Fees	-
Total	$574,129

(1)
Audit fees presented in the table above are for the period from April through December 2024. BPM LLP became the Company’s independent registered public accounting firm on April 4, 2024, after the closing of the Business Combination on March 26, 2024.

Pre-Approval Policies and Procedures

The Audit Committee Charter requires that the Audit Committee pre-approve any retainer of the auditor of the Company to perform any non-audit services to the Company that it deems advisable in accordance with applicable legal and regulatory requirements and policies and procedures of the Board. The Audit Committee is permitted to delegate pre-approval authority to one of its members; however, the decision of any member of the Audit Committee to whom such authority has been delegated must be presented to the full Audit Committee at its next scheduled meeting.

Required Vote

Ratification of the appointment of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2025, requires an affirmative vote of a majority of the votes cast affirmatively. If you “ABSTAIN” from voting on Proposal 2, the abstention will have no effect on the outcome of the vote to ratify the appointment of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2025.

The Board recommends a vote “FOR” Proposal 2.

Report of the Audit Committee

The material in this Report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in the filing.

The Audit Committee has reviewed GCT’s audited consolidated financial statements for the fiscal year ended December 31, 2024, and discussed these financial statements with GCT’s management and with BPM LLP, GCT’s independent registered public accounting firm.

GCT’s management is responsible for the preparation of GCT’s financial statements and for maintaining an adequate system of disclosure controls and procedures and internal control for that purpose. GCT’s independent registered public accounting firm is responsible for conducting an independent audit of GCT’s annual financial statements in accordance with generally accepted accounting principles and issuing a report on the results of their audit. The Audit Committee is responsible for providing independent, objective oversight of these processes.

The Audit Committee has also discussed with BPM LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board Auditing Standard No. 1301 (previously Auditing Standard No. 16) (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received and reviewed the written disclosures and the letter from BPM LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with BPM LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that GCT’s audited consolidated financial statements be included in GCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.

By the Audit Committee

Robert Barker (Chair)

Hyunsoo Shin

Dr. Kukjin Chun

Proposal 3 - Approval to Comply with NYSE Rules for ELOC

Background and Overview

We have historically financed our operations through a combination of customer revenues, debt instruments, equity issuances, and other capital-raising activities. As part of our ongoing efforts to improve liquidity and meet operational funding needs, we have engaged in strategic financing transactions that include offerings of equity and equity-linked securities.

In addition, in April 2024, we entered into an equity line of credit facility (“ELOC”) under a common stock purchase agreement and related registration rights agreement with B. Riley Principal Capital II, LLC (“B. Riley”), pursuant to which we have the right, but not the obligation, to sell up to $50.0 million of common stock to B. Riley over a 24-month period, subject to certain conditions.

The ELOC provides us with important sources of liquidity as we continue to fund our operations and support our transition into the commercial phase of our 5G product line. However, future sales of common stock pursuant to the ELOC could result in the issuance of more than 19.99% of our currently outstanding common stock. Under Section 312.03 of the NYSE Listed Company Manual, stockholder approval is required prior to certain issuances of common stock that exceed this threshold. Accordingly, we are seeking stockholder approval of this Proposal 3 in order to preserve our ability to raise capital under the ELOC without breaching NYSE rules regarding shareholder approval thresholds.

Reason for Seeking Stockholder Approval

Under Section 312.03 of the NYSE Listed Company Manual, stockholder approval is required prior to the issuance of shares of common stock, or of securities convertible into or exercisable for common stock, in certain circumstances, including (a) if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock and (b) if the issuance will result in a change of control of the issuer (“NYSE Change of Control Provision”).

The aggregate number of shares of common stock that may become issuable pursuant to the ELOC may exceed 19.99% of the shares of our common stock outstanding immediately prior to such issuances. In order to comply with the with the NYSE Listed Company Manual, we are seeking the approval of stockholders for the potential issuance of shares of our common stock in excess of 19.99% of our outstanding common stock pursuant to the ELOC. As of June 30, 2025, we have raised an aggregate of $9.7 million by issuing a total of 2,438,737 shares our common stock under the ELOC and received $8.7 million in net cash proceeds.

Approval of this Proposal 3 will constitute stockholder approval for purposes of Section 312.03 of the NYSE Listed Company Manual with respect to the issuance of shares of our common stock in excess of 19.99% of our outstanding common stock in connection with the ELOC and the exercise of outstanding warrants, or in any other future strategic transaction subject to such limitation.

In the event that this Proposal 3 is not approved by our stockholders, we may be restricted from issuing shares of common stock above the 19.99% threshold under the NYSE rules under the ELOC, which could limit our ability to raise additional capital through these mechanisms or complete other strategic transactions that may be in the best interest of the Company and its stockholders.

Potential Adverse Effects - Dilution

If our stockholders vote to approve this Proposal 3, the issuance of shares of our common stock in excess of 19.99% of our outstanding shares pursuant to the ELOC, it will have a dilutive effect on current stockholders in that the percentage ownership of GCT held by such other current stockholders will decline as a result of the issuance of such common stock. Issuance of such common stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

Required Vote

Approval of the issuance of shares of our common stock in excess of 19.99% of our outstanding common stock, for purposes of complying with the NYSE rules, requires an affirmative vote of a majority of the votes cast affirmatively. If you “ABSTAIN” from voting on Proposal 3, the abstention will have no effect on the outcome of the vote to approve the issuance of shares of our common stock in excess of 19.99% of our outstanding shares for purposes of complying with NYSE rules.

The Board recommends a vote “FOR” Proposal 3.

Where You Can Find More Information

We file electronically with the SEC annual, quarterly, and current reports, proxy statements, and other information. We make available on our website at investors.gctsemi.com, free of charge, copies of these reports, as soon as reasonably practicable after we electronically file the material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is sec.gov. The information in or accessible through the websites referred to above are not incorporated into, and are not considered part of, this proxy statement. Further, our references to the URLs for these websites are intended to be inactive textual references only.

You should rely on the information contained in this proxy statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [ ], 2025. You should not assume that the information in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

Form 10-K

The proxy materials, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available at https://www.cstproxy.com/gctsemi/2025,on our website at https://investors.gctsemi.com and on the SEC’s website at www.sec.gov.

We will also provide, free of charge, to each person to any stockholder of record or beneficial owner of our common stock as of the record date, upon their written or oral request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC. Requests for copies should be addressed to our Chief Financial Officer and Corporate Secretary at the address below:

GCT Semiconductor Holding, Inc.

2290 North 1st Street, Suite 201

San Jose, California

Attention: Chief Financial Officer and Corporate Secretary

Telephone: (408) 434-8035

Please include your contact information with the request. The exhibits set forth on the exhibit index of the Form 10-K may be made available at a reasonable charge.

Other Matters

As of the date of this proxy statement, we have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters should properly come before the Annual Meeting or any adjournment, our representatives will have the discretion to vote as they see fit unless directed otherwise.

199107 GCT Semiconductor, Inc. Proxy Card Rev6 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet -QUICK ★★★ EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail GCT SEMICONDUCTOR HOLDING, INC. 2025 Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 17, 2025. 111111+ INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting - If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://www.cstproxy.com/gctsemi/2025 MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY ▲ FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED ▲ THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS. 1. Election of the Company's two nominees for Class I directors. (1) Nelson C. Chan (2) Dr. Kukjin Chun FOR all nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below) Please mark your votes like this X 2. Ratification of the selection of BPM LLP FOR AGAINST ABSTAIN as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. Approval for purposes of complying with FOR AGAINST ABSTAIN the rules of the New York Stock Exchange, the issuance of shares of the Company's common stock in excess of 19.99% of its outstanding common stock pursuant to the Company's equity line of credit facility. CONTROL NUMBER Signature Signature, if held jointly Date 2025. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

199107 GCT Semiconductor, Inc. Proxy Card Rev6 Back Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting to be held on September 18, 2025. To view the 2025 Proxy Statement and to Attend the Annual meeting, please go to: https://www.cstproxy.com/gctsemi/2025 ▲ FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED A PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS GCT SEMICONDUCTOR HOLDING, INC. The undersigned appoints John Schlaefer and Edmond Cheng, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of GCT Semiconductor Holding, Inc. (the "Company") held of record by the undersigned at the close of business on July 25, 2025 at the Annual Meeting of GCT Semiconductor Holding, Inc. to be held on September 18, 2025 at 4:00 PM Pacific Time, or any adjournments thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on the other side) 2025